August 31, 2012

as revised February 22, 2013

Wilmington Large-Cap Strategy Fund

Class A (WMMLX)

Class I (WMLIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.wilmingtonfunds.com. You can also get this information at no cost by calling 1.800.836.2211, by sending an email to funds@wilmingtontrust.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2012, as supplemented, are incorporated by reference into this Summary Prospectus.

SUMMARY PROSPECTUS August 31, 2012 as revised February 22, 2013

WILMINGTON LARGE-CAP STRATEGY FUND

Class/Ticker        A WMMLX        I WMLIX

Investment Goal

The Fund’s investment goal is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares and Class I Shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Wilmington Funds. More information about these and other discounts is available from your financial professional, in the Fund’s prospectus in the section entitled “How are shares priced?”.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses*

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.38%	0.38%
Total Annual Fund Operating Expenses	1.13%	0.88%
Fee Waivers and/or Expense Reimbursements(1)	(0.63)%	(0.63)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.50%	0.25%

*	The expense information in the table has been restated to reflect current fees.

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A Shares and Class I Shares will not exceed 0.50% and 0.25%, respectively, not including the effects of taxes or other extraordinary expenses. This waiver may be amended or withdrawn after August 31, 2013, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares and Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A
Expenses assuming redemption	$598	$830	$1,080	$1,796
Class I
Expenses assuming redemption	$26	$218	$426	$1,026

SUMMARY PROSPECTUS / August 31, 2012, as revised February 22, 2013	1

WILMINGTON LARGE-CAP STRATEGY FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period from July 1, 2011 through April 30, 2012, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio. During the most recent full fiscal year of the predecessor fund (June 30, 2011), the portfolio turnover rate was 39% of the average value of the portfolio. See the section entitled “Performance Information” for more information about the predecessor fund.

Principal Investment Strategies of the Fund

The Fund invests at least 80% of its assets in a diversified portfolio of U.S. equity (or equity-related) securities of large-cap companies. Large-cap companies are companies that have a market capitalization at the time of purchase at least equal to that of the smallest company in the Russell 1000 Index ($671 billion as of June 30, 2012), or at least equal to that of the smallest company expected to be included in the Russell 1000 Index after its next scheduled reconstitution. The Fund expects to invest substantially all of its assets in common stocks of U.S. companies.

The Fund’s investment advisor determines the tactical allocation of the Fund’s assets and uses returns-based and holdings-based style analysis tools to assess the tactical weightings. The tactical allocations may be based on one or more factors, such as investment style (e.g., growth or value), market capitalization (e.g., mega-cap or large/mid-cap), industry sector or security valuation measure (e.g., price/earnings ratio). Once the investment advisor determines the tactical allocations, the sub-advisor builds a portfolio in accordance with the investment advisor’s allocation instructions. The sub-advisor uses quantitative models to construct a portfolio for the Fund.

The sub-advisor invests in a representative sample of securities which are included in the Fund’s benchmark index (Russell 1000 Index) or another index of large-capitalization companies, weighted to reflect the investment advisor’s tactical allocations. The return for each component of the portfolio is intended to correlate closely with the return for the corresponding component of the applicable benchmark index. The sub-advisor will use its proprietary quantitative models to rebalance the portfolio and to make buy and sell decisions on individual securities. There is no assurance that the sub-advisor’s investment performance will equal or exceed that of the benchmark index.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•

Asset Allocation Risk. The Advisor’s asset allocation decisions among various investments may not anticipate market trends successfully. The Advisor may make less than optimal or poor asset allocation decisions. The Advisor attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocation techniques will produce the desired results. You could lose money on your investment in the Fund as a result of these allocation decisions.

•	Growth Investing Risk. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.

•	Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

•	Value Investing Risk. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and therefore may lag behind growth stocks in an up market.

As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The returns presented for the Fund reflect the performance of a former series of WT Mutual Fund, also known as the Wilmington Large-Cap Strategy Fund (the “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment goals and strategies.

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Class I Shares, and by showing how the Fund’s average annual returns for 1, 5 and 10 years or the life of the Fund compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

2	August 31, 2012, as revised February 22, 2013 / SUMMARY PROSPECTUS

WILMINGTON LARGE-CAP STRATEGY FUND

Annual Total Returns – Class I Shares

Best Quarter 15.31% 6/30/2009 Worst Quarter (23.06)% 12/31/2008

The Fund’s Class I Shares total return for the six-month period from January 1, 2012 to June 30, 2012 was 9.41%. The average annual total returns in the table below include the maximum Class A sales charge of 5.50%, which is normally deducted when you purchase shares.

Average Annual Total Returns

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years or Life of Fund (Inception 7/1/03)
Class I Shares
Return Before Taxes	1.09%	(1.36)%	3.54%	*
Return After Taxes on Distributions	0.47%	(1.88)%	3.05%	*
Return After Taxes on Distributions and Sale of Fund Shares	0.71%	(1.38)%	2.86%	*
Class A Shares
Return Before Taxes	(4.78)%	(2.79)%	(0.46)%	*
Russell 1000 Index (reflects no deductions for fees, expenses or taxes)	1.50%	(0.02)%	5.52%

*	Class I Shares commenced operations on July 1, 2003 and Class A Shares commenced operations on December 20, 2005.

After-tax performance is presented only for Class I Shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds Fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation (“WFMC”)

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Portfolio Managers	Title	Service Date (with the Fund)
Andrew H. Hopkins, CFA, CPA	Vice President and Director of Equity Management at WFMC	2011
Edward S. Forrester III, CFA	Assistant Vice President and Portfolio Manager/Research Analyst at WTIA	2011
Rex Macey, CFA, CFP, CIMA	Senior Vice President, Chief Investment Officer and Director of Investment Research at WTIA	2011
Allen E. Choinski, CFA	Assistant Vice President and Portfolio Manager/Research Analyst at WTIA	2011

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

Minimum Initial Investment Amount (Class A):*	$1,000
Minimum Initial Investment Amount (Class I):*	$1,000,000
Minimum Subsequent Investment Amount:	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

SUMMARY PROSPECTUS / August 31, 2012, as revised February 22, 2013	3

WILMINGTON LARGE-CAP STRATEGY FUND

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

WT LCS 2.22.13

4	August 31, 2012, as revised February 22, 2013 / SUMMARY PROSPECTUS